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                                                                  EXHIBIT 10 (b)

                                 AMENDMENT NO. 8
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED DIRECTORS' STOCK PLAN

                             EFFECTIVE JUNE 20, 2001
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated Directors' Stock Plan, as heretofore amended (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 9 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective June 20, 2001, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

                1. Section 2. of the Plan is hereby amended to provide in its entirety as follows:

                "1. SHARES SUBJECT TO THE PLAN. Shares which may be awarded under this Plan may be, in whole or in part, authorized and unissued Shares or previously issued Shares reacquired by the Company, including Shares purchased on the open market, or such other securities as may be substituted pursuant to Section 10. The maximum number of Shares which may be issued for all purposes under this Plan shall be 400,000 (subject to adjustment pursuant to Section 10)."

                2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


         THIS AMENDMENT NO. 8 TO THE TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' STOCK PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 20, 2001, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 21, 2001.


                                             /S/ PETER J. ADAMSKI
                                             ----------------------------------
                                             PETER J. ADAMSKI, SECRETARY